Exhibit 4.32

CHANGE ORDER N°3 to Work Order # 800089 (PBT2-204)

This Change Order number 3 to Work Order # 800089 (PBT2-204) (hereinafter “Change Order”) is made and entered into as of the date of last signature (hereinafter “Effective Date”) by and between Prana Biotechnology Limited (hereinafter “Sponsor”) with an office located at Level 2,369 Royal Parade, Parkville, VIC 3052, Australia and INC Research Australia Pty Limited, together with its parent company, subsidiaries and legal affiliates (hereinafter “INC Research”) with offices located at 124 Lipson Street, Port Adelaide SA 5015, Australia.

RECITALS

WHEREAS, Sponsor and INC Research have entered into Work Order # 800089 hereinafter “Agreement”) to perform Services for Protocol PBT2-204 for study entitled: Randomised, Double-blind, Placebo-controlled, Parallel-group, Phase 2 Study to Evaluate the Effect of One Dose of PBT2 (250mg daily) for 52 Weeks on Aß Deposition in the Brains of Patients with Mild Alzheimer’s Disease Compared to Placebo and to Evaluate the Safety and Tolerability of PBT2 (250mg daily) for 52 Weeks in Patients with Mild Alzheimer’s Disease (hereinafter “Study”), which was signed by Sponsor and INC Research on 18th April 2012 and

WHEREAS, during the course of the performance of the Study, Sponsor and INC Research have identified changes in assumptions; and

WHEREAS, Sponsor desires to retain additional services from INC Research and INC Research desires to supply such services to Sponsor under the terms and conditions set forth herein; and

WHEREAS, Sponsor and INC Research agree that all other terms and conditions of the Agreement shall remain in full force and effect, unless specifically agreed otherwise in this Change Order; and

WHEREAS, Sponsor and INC Research agree that the services and costs covered by this Change Order are additional to the services and costs covered by the Agreement and previous Change Orders;

NOW THEREFORE, subject to the terms, conditions and covenants hereinafter set forth, INC Research and Sponsor agree as follows:

SECTION I: CHANGES IN SCOPE

This section contains an overview of the changes in assumptions, timelines, and revision in Scope of services. In summary, this Change Order mainly reflects the following changes:

Services
●	Additional Cost for work related to Case Report Form (CRF) design guidelines
●	Edits and revisions for CRF version 2
●	Database and edit check programming in support of CRF version 2
●	Data Entry for 3,640 questionnaires
●	Additional queries and pages cleaned/monitored
●	Quality Check (QC) of additional Safety Lab programming
●	Programming of two biomarker labs.

INC Research Australia Pty Limited – 800089	INC Research, LLC – CONFIDENTIAL
Prana PBT2-204, Change Order #3 version 1

●	Statistical Analysis Plan updates to include expansion of analysis, editing, additional text, additional tables and listing shells.
●	Additional analysis datasets to support increased analysis.
●	Addition of 22 Unique tables
●	Addition of 70 Repeat tables
●	Addition of 40 Listings
●	Addition of 190 analysis endpoints

The parties hereby agree the total cost associated with this Change Order is AUD $193,000.00

SECTION II: COSTS OVERVIEW

The additional deliverables and tasks performed by INC Research are specified in Attachment A. This Attachment includes an overview of the total prices of deliverables in the original agreement and previous change orders, and an overview of the additional total prices of the new deliverables and services. The total amount of all contracted deliverables (original agreement including all change orders) is shown in Attachment A.

A summary of both direct and indirect costs related to the original agreement and all changes in scope as occurred is provided in the table below:

	Effective Date	Direct Costs AUD$	Indirect Costs AUD$	Grand Total AUD$
Original Contract	18th April 2012	$353,588.00	$10,000.00	$363,588.00
Change Order # 1	19th July 2012	$30,398.00	$2,990.00	$33,388.00
Change Order # 2	29th July 2013	$322,360.00	$8,420.00	$330,780.00
Change Order #3	Upon Execution	$193,291.00	$0.00	$193,291.00
Total Contract Value		$899,637.00	$21,410.00	$921,047.00

SECTION III: REVISED PAYMENT TERMS

INC will invoice the Sponsor for Data Management, Statistics and Medical Writing Direct costs according to the following schedule:

●	Execution of Agreement	-	Invoiced AUD $36,827.00 from original WO
●	Database Complete	-	Invoiced AUD $36,827.00 from original WO

New contract total for Data Management, Statistics and Medical Writing Direct costs = AUD $530,246.00, less total already invoiced = AUD $73,654.00. New total to be invoiced = AUD $456,592.00

●	50% Data Entered	-	25% of new total = AUD $114,148.00
●	100% Data Entered	-	25% of new total = AUD $114,148.00
●	Database Lock	-	25% of new total = AUD $114,148.00
●	1st Draft 1st Study Report	-	15% of new total = AUD $68,488.80
●	1st Draft 2nd Study Report	-	5% of new total = AUD $22,829.60
●	Final Study Report	-	5% of new total = AUD $22,829.60

INC Research Australia Pty Limited – 800089	INC Research, LLC – CONFIDENTIAL
Prana PBT2-204, Change Order #3 version 1

SIGNATURE

COUNTERPARTS. This Change Order may be signed in counterparts and said counterparts shall be treated as though signed as one document. The parties acknowledge legal validity of facsimile, portable document format or other commercially acceptable electronic exchange of copies of the documents, which are essential for Change Order execution. A party which uses a facsimile, portable document format or other commercially acceptable electronic exchange copy of an authorized person’s signature in the documents guaranties its authenticity.

IN WITNESS WHEREOF, the undersigned have caused this Change Order to be executed by a duly authorized individual on behalf of each requisite party effective as of the day and year last written below.

Prana Biotechnology Limited	INC Research Australia Pty Limited

Signature By:	Signature By:
DIANNE ANGUS
Name (print)	Name (print)
Chief Operating Officer
Title	Title
14 March 2014
Date	Date

INC Research Australia Pty Limited – 800089	INC Research, LLC – CONFIDENTIAL
Prana PBT2-204, Change Order #3 version 1

Revised Total Budget
Service/Item	Comments	Unit Cost	WO & CO#1 Number of Units	CO#2 Number of Units	CO#3 Number of Units	WO & CO#1 Item Cost	CO#2 Item Cost	CO#3 Item Cost	AUD$
Study Start Up Activities
Study Training/ Internal Kick Off Meeting	Familiarization, Protocol, IB, CRF, procedures etc.	1080	1.00	0.00	0.00	1,080	0	0
Study Training/ Internal Kick Off Meeting	Familiarization, Protocol, IB, CRF, procedures etc.	620	0.00		0.00	0	0	0
Study Sponsorship	Contract/insurance review, Indemnification	5000	0.00		0.00	0	0	0
Study Manual/Monitoring Manual Development	To be confirmed by client if required	3100	0.00		0.00	0	0	0
List Trial on Public Register	e.g.. ACTR, Clintrials.gov	310	0.00		0.00	0	0	0
Investigator/Site Identification	Identify up to sites to select final 5	540	0.00		0.00	0	0	0
Clinical Trial Agreements	Negotiation / coordination with site	930	0.00		0.00	0	0	0
Study Training	Familiarization etc	540	1.00	0.00	0.00	540	0	0
Study Training on Protocol Amendment	Familiarization etc	270	0.00	2.00	0.00	0	540	0
Study Training on Protocol Amendment	Familiarization etc	310	0.00	1.00	0.00	0	310	0
Essential document collection	Creation, Collection and tracking	1350	5.00	4.00	0.00	6,750	5,400	0
Ethics submissions - Australia	Per site includes application, customize IC/PI document, copying/collation, follow up with ethics questions	1890	0.00		0.00	0	0	0
Ethics submissions - New Zealand	Per site includes application, customize IC/PI document, copying/collation, follow up with ethics questions	2160	0.00		0.00	0	0	0
Regulatory Submissions - Australia	Creation of CTN form and TGA liaison	270	0.00		0.00	0	0	0
Regulatory Submissions - New Zealand	Creation of SCOTT form and MedSafe liaison	810	0.00		0.00	0	0	0
Regulatory Submissions Follow-up - New Zealand	6-monthly status reports and close out final report	851	0.00		0.00	0	0	0
Study Manual/Monitoring Manual Development		3100	1.00	0.00	0.00	3,100	0	0
Study Files	Set up of study master files and Investigator site files	720	1.00	1.00	0.00	720	720	0
File Management	per month	283	24.00	0.00	0.00	6,787	0	0
CRA Administration	Communications - Customer, site, project Manager	2903	0.00		0.00	0	0	0
Import/Export Permit Handling	TGA/AQIS liaison, application, distribution	620	0.00		0.00	0	0	0
Senior Management overview	Study status, issue resolution, client liaison	0	0.00		0.00	0	0	0
File Management - 2 new sites	per month from August 2012	283	14.00	0.00	0.00	3,959	0	0
File Management - 4 Sites	per month from October 2013	377	0.00	14.00	0.00	0	5,279	0
					Subtotal	22,937	12,249	0	$35,186
Customer Project Team Meetings
Travel time	0 hours return	0	0.00			0
Travel time	0 hours return	0	1.00			0
Attendance	Location	0	0.00			0
Attendance	Location	0	1.00			0
Customer Kick-off Meeting	Teleconference	0	0.00			0
Customer Kick-off Meeting	Teleconference	0	0.00			0
Coordination of meeting		90	0.00			0
Teleconference participation	25 x 1 hour Telecon, 1 CRAs	138	25.00	0.00	0.00	3,450	0	0
Teleconference participation	16 x monthly hour Telecon, 1 CRA	138	16.00	0.00	0.00	2,208	0	0
Teleconference participation	24 x fortnightly 1 hour Telecon, 2 CRAs	276	0.00	24.00	0.00	0	6,624	0
Teleconference participation	24 x fortnightly 1 hour Telecon, 1 PM	155	0.00	24.00	0.00	0	3,720	0
					Subtotal	5,658	10,344	0	$16,002
Investigator’s/Monitor’s Meeting
Preparation of presentations	Trident & Customer shared responsibility	1620	1.00	0.00	0.00	1,620	0	0

Prana Biotechnology Limited
Protocol #: PBT2-204	INC Research, LLC – CONFIDENTIAL	1
INCR Project Code: 800089

Revised Total Budget
Travel time	0 hours return	0	0.00		0.00	0	0	0
Travel time	0 hours return	0	1.00		0.00	0	0	0
Attendance	assume 1 day meeting, 0 PM	1240	0.00		0.00	0	0	0
Attendance	assume 1 day meeting, 1 CRA	1080	1.00	0.00	0.00	1,080	0	0
Coordination of meeting	Mlg coordination, travel, dinner, binders, etc	155	0.00			0
Coordination of meeting	Mlg coordination, travel, dinner, binders, etc	90	0.00			0
					Subtotal	2,700	0	0	$2,700
Site Visits
Additional Travel time for each round of site visits	0 hours return	0	0.00
Pre-Study Visits	Incl. prep, travel, on-site, reporting & follow-up	1215	0.00			0
Study Initiation	Incl. prep, travel, on-site, reporting & follow-up	1620	5.00	0.00	0.00	8,100	0	0
Study Initiation	Incl. prep, travel, on-site, reporting & follow-up	1080	0.00	2.00	0.00	0	2,160	0
Monitoring Visits (1 Day visits)	Incl. prep, travel, 1 day on-site, reporting & follow-up 4 visits/site	1932	20.00	24.00	0.00	38,640	46,368	0
Monitoring Visits (2 Day visits)	Incl. prep, travel, 2 days on-site, reporting & follow-up 3 visits/site	3174	15.00	10.00	0.00	47,610	31,740	0
Monitoring Visits (3 Day visits)	Incl. prep, travel, 3 days on-site, reporting & follow-up 0 visits/site	4666	0.00		0.00	0	0	0
Follow-up Monitoring Visits	Incl. prep, travel, on-site, reporting & follow-up 0 visits/site	146	0.00		0.00	0	0	0
Unblinded Monitoring Visits	Incl. prep, travel, on-site, reporting & follow-up 0 visits/site	848	0.00		0.00	0	0	0
Closeout visits	Incl. prep, travel, on-site, reporting & follow-up	2070	5.00	0.00	0.00	10,350	0	0
Closeout visits	Incl. prep, travel, on-site, reporting & follow-up	1656	0.00	4.00	0.00	0	6,624	0
Site Audit attendance	Incl. prep, travel, 1 day on-site, reporting & follow-up 0 visits	1845	0.00			0
					Subtotal	104,700	86,392	0	$191,592
Site Management:
Site Management (October 2011 - Nov 2011)	1 site	593	2.00	0.00	0.00	1,187	0	0
Site Management (Dec 2011 - May 2012)	2 sites	1187	6.00	0.00	0.00	7,121	0	0
Site Management (June 2012 - July 2013)	3 sites	1780	14.00	0.00	0.00	24,923	0	0
Site Management (August 2012 - July 2013)	per month - 2 new sites	1187	12.00	0.00	0.00	14,242	0	0
Site Management (August 2013 - September 2013)	3 sites	828	2.00	0.00	0.00	1,656	0	0
Site Management (August 2013 - September 2013)	per month - 2 new sites	552	2.00	0.00	0.00	1,104	0	0
Site Management (October 2013 - November 2014)	per month - 4 Sites	2208	0.00	14.00	0.00	0	30,912	0
Management/Supervision	per month	340	24.00	14.00	0.00	8,160	4,760	0
					Subtotal	58,392	35,672	0	$94,064
Project Management
Local coordination/supervision (June 2011 - August 2011)	per month	3100	0.00			0
Local coordination/supervision (August 2011 - May ***) Biotechnology Limited	per month	1580	0.00			0
File Management	per month	471	0.00			0

Prana Biotechnology Limited
Protocol #: PBT2-204	INC Research, LLC – CONFIDENTIAL	2
INCR Project Code: 800089

Revised Total Budget
Administer Site Payments	per site	3448	0.00			0
Teleconference participation with client/PM	0 x 1 hour Sponsor Telecon, and 0 x 1 hour Team Tetecon	158	0.00			0
Project Status Reporting	per month	163	0.00			0
Project Assistance (June 2011 - July 2013)	per month	378	0.00			0
						Subtotal			$0
Safety Monitoring
Familiarization and Set up		1280	1.00			1,280
Study Completion	Archiving, collation and client correspondence	501	1.00			501
Study administration (first 6 months)	Correspondence, tracking, client liaison, filing	160	6.00			960
Study administration (XXXX - XXXX)	Correspondence, tracking, client liaison, filing	83	15.00			1,238
Safety Administration	Incl. set up, maintenance and completion activities	3979	1.00	0.00	0.00	3,979	0	0
Safety Administration	Study Extension	83	0.00	14.00	0.00	0	1,155	0
Initial Receipt and handling SAEs	All events- assume 1 SAE	330	1.00	10.00	0.00	330	3,300	0
Medical Review of SAEs and Narrative creation	Optional - as required	838	0.00	10.00	0.00	0	8,380	0
Reporting to local Authorities	Assume 1 Reportable events	860	1.00	10.00	0.00	660	6,600	0
Follow up of SAEs	Assume 2 hours/Follow-up/SAE. 1 Follow-ups	330	1.00	10.00	0.00	330	3,300	0
Investigator Notification Letters	preparation and oversight	165	1.00	10.00	0.00	165	1,650	0
Medical Monitor	only if required	419	0.00			0
Set Up DSMB Charter		1257	0.00			0
Attend DSMB meetings (via teleconference)	assume 1 hr meetings x 2 meetings	168	0.00			0
Prepare Minutes/Reports from DSMB meetings		670	0.00			0
					Subtotal	5,464	24,385	0	$29,848
Data Management & Statistics
CRF Design	25 unique pages. 80 pages of CRF and 11 pages of questionnaire 91 Total pages. One print run.	14520	1.00	0.00	0.00	14,520	0	0
CRF Design	CRF design guidelines	85	0.00	0.00	16.00	0	0	1,360
CRF Design	Edits and revisions for version 2	120	000	0.00	16.00	0	0	1,920
CRF Design (extension)	80 pages of CRF (70 on average entered ) One print run.	2834	0.00	1.00	0.00	0	2,834	0
Database design and build		463	25.00	0.00	0.00	11,563	0	0
Database design and build (extension)		57	0.00	25.00	0.00	0	1,429	0
Database / Consistency Check programming		53	208.25	0.00	0.00	11,114	0	0
Database / Consistency Check programming	Database and edit check programming in support of version 2	120	0.00	0.00	24.00	0	0	2,880
Database / Consistency Check programming extension)		33	0.00	202.00	0.00	0	6,676	0
Data Validation Manual / Data Management Plan		3400	1.00	0.00	0.00	3,400	0	0
Data Validation Manual / Data Management Plan (extension)		1664	0.00	1.00	0.00	0	1,664	0
Data entry	Double Data Entry 40 patients x 80 CRF pages plus 40 x 11 questionnaires=3640 tolal pages. Cost per extra page=5.87	6	3640.00	0.00	294.00	21,385	0	1,727

Prana Biotechnology Limited
Protocol #: PBT2-204	INC Research, LLC – CONFIDENTIAL	3
INCR Project Code: 800089

Revised Total Budget
Data entry (extension)	Double Data Entry 33 patients x 70 entered CRF pages 2310 total pages. Cost per extra page=36.26	6	0.00	2310.00	0.00	0	14,453	0
Medical Coding	MedDRA-AE, WHO - Drug	6	800.00	0.00	0.00	5,036	0	0
Medical Coding (extension)	MedDRA-AE, WHO - Drug	7	0.00	660.00	0.00	0	4,600	0
Data Cleaning / Monitoring	3200 CRF pages. Cost per extra page=$5.10 224 Queries. Cost per extra query=$42.50	29617	1.00	0.00	0.00	29,617	0	0
Data Cleaning / Monitoring	Additional pages cleaned/monitored	5.10	0.00	0.00	734.00	0	0	3,743
Data Cleaning / Monitoring	Additional queries raised	42.50	0.00	0.00	646.00	0	0	27,455
Data Cleaning / Monitoring (Extension)	2310 CRF pages. Cost per extra page=$7.00 162 Queries. Cost per extra query=$52.00	26270	0.00	1.00	0.00	0	26,270	0
Quality Control	10% of all patients, 100% of all critical data (15% critical /85% non critical)	2.95	811.40	0.00	0.00	2,391	0	0
Quality Control	Additional Safety Lab QC programming	120	0.00	0.00	4.00	0	0	480
Quality Control	Additional Safety Lab QC (pages)	2.81	0.00	0.00	91.00	0	0	256
Quality Control (extension)	10% of all patients, 100% of all critical data (15% critical / 85% non critical)	3.34	0.00	543.00	0.00	0	1,813	0
Import laboratory data	1 central lab	3680	1.00	0.00	0.00	3,680	0	0
Import laboratory data	2 biomarker labs -programming	120	0.00	0.00	6.00	0	0	720
Import laboratory data	2 biomarker labs -data review	85	0.00	0.00	6.00	0	0	510
Import laboratory data (extension)	1 central lab. Import and review	3182	0.00	1.00	0.00	0	3,182	0
Data exports	Assume 2 exports	360	200	0.00	0.00	720	0	0
Data exports (extension)	Assume 2 exports	327	0.00	2.00	0.00	0	054	0
Database maintenance	Study Duration = 18 months	240	18.00	0.00	0.00	4,320	0	0
Database maintenance (extension)	Study Duration = 18 months	218	0.00	18.00	0.00	0	3,924	0
DM & Statisties - Project Management	Client meetings & corresp, DM metrics 1hrs/month x 18 months	120	16.00	0.00	0.00	1,530	0	0
DM & Statisties - Project Management (extension)	Client meetings & corresp, DM metrics 1hrs/month x 18 months	104	0.00	18.00	0.00	0	1,872	0
Input to protocol	Text and sample size calculation / power	200	4.00	0.00	0.00	800	0	0
Generation of Randomisation schedule	envelope $12.50	1175	1.00	0.00	0.00	1,175	0	0
Statistical Analysis Plan	Includes text and table and listing shells.	5840	1.00	0.00	0.00	5,840	0	0
Statistical Analysis Plan	Additional hours to cover expansion of analysis. Includes discussion, editing, additional text additional tables and listing shells.	200	0.00	0.00	116.00	0	0	23,200
Statistical Analysis Plan	Adaption of SAP for extension and combined analysis. Includes text plus table & listing shells	6072	0.00	1.00	0.00	0	6,072	0
populations	populations	1600	1.00	0.00	0.00	1,600	0	0
(extension)Analysis populations	populations	1600	0.00	1.00	0.00	0	1,600	0
Analysis Datasets	Specification, Programming & QC	4800	1.00	0.00	0.00	4,800	0	0
Analysis Datasets	Additional analysis datasets to support increased analysis	600	0.00	0.00	14.00	0	0	8,400
Analysis Datasets (extension)	Specification, Programming & QC	3936	0.00	1.00	0.00	0	3,936	0
Production of Tables & Listings	15 Unique tables. Cost per extra $720 20 Repeat tables. Cost per extra $240 0 Figures. Cost per extra $420 35 Listings. Cost per extra $300	26100	1.00	0.00	0.00	26,100	0	0

Prana Biotechnology Limited
Protocol #: PBT2-204	INC Research, LLC – CONFIDENTIAL	4
INCR Project Code: 800089

Revised Total Budget
Production of Tables & Listings	22 Unique tables. Cost per extra $720 70 Repeat tables. Cost per extra $240 0 Figures. Cost per extra $420 40 Listings. Cost per extra $300	44640	0.00	0.00	1.00	0	0	44,640
Production of Tables & Listings (extension)	2 Unique tables. Cost per extra $720 68 Repeat tables. Cost per extra $240 0 Figures. Cost per extra $420 35 Listings. Cost per extra $300	38622	0.00	1.00	0.00	0	38,622	0
Statistical Analysis	10 analysis endpoints. Cost per extra $400	400	10.00	0.00	190.00	4,000	0	76,000
Statistical Analysis (extension)	10 analysis endpoints. Cost per extra $424	424	0.00	10.00	0.00	0	4,240	0
Provision of data to DSMB	Assumes Interim running and QC of 6 TFLs in now Programming Tables and listings.	960	3.00	0.00	0.00	2,880	0	0
Provision of data to DSMB (extension)	Assumes provision of excel spreadsheets and graphed laboratory values	1312	0.00	3.00	0.00	0	3,936	0
Input to Final report	Text for Inclusion in study report.	2400	1.00	0.00	0.00	2,400	0	0
Input to Final report (extension)	Text for Inclusion in study report.	2544	0.00	1.00	0.00	0	2,544	0
					Subtotal	158,869	130,321	193,291	$482,482
Medical Writing (Optional)
Clinical study report (CSR)		22497	1.00	1.00	0.00	22,497	22,497	0
QA review of CSR	Optional for Client	2769	1.00	0.00	0.00	2,769	0	0
					Subtotal	25,266	22,497	0	$47,763

					TOTAL	383,986	322,360	193,291	$899,637

Prana Biotechnology Limited
Protocol #: PBT2-204
INCR Project Code: 800089	INC Research, LLC – CONFIDENTIAL	5

Revised Total Budget

Expense/Item	Comments	Unit Cost	WO & CO#1 Number of Units	CO#2 Number of Units	WO & CO#1 Item Cost AUD$	CO#2 Item Cost AUD$	CO#3 Item Cost AUD$	AUD$
Site Visits
Other Site visit Costs	Parking/tolls/meals and incidentals for site visits	$50/day	60.00	50.00	3,000	2,500	0
				Subtotal	3,000	2,500	0	$5,500
General Expenses
General Expenses - Couriers, Postage, Telecommunications, Copying, stationery (files)	$70/site/month, 3 sites for 25 months	S210/month	25	0.00	5,250	0	0
General Expenses - Couriers, Postage, Telecommunications, Copying, stationery (files)	$70/site/month, 2 new sites for 16 months	$140/month	16	0.00	2,240	0	0
General Expenses - Couriers, Postage, Telecommunications, Copying, stationery (files)	$70/site/month, 4 sites for 14 months	$280/month	0	14.00	0	3,920	0
CRF Printing		$2,500	1	1.00	2,500	2,000	0
				Subtotal	9,990	5,920	0	$15,910

				TOTAL	12,990	8,420	0	$21,410

Prana Biotechnology Limited Protocol #: PBT2-204 INCR Project Code: 800089	INC Research, LLC – CONFIDENTIAL	1

CHANGE ORDER N°4 to Work Order # 800089 (PBT2-204)

This Change Order number 4 to Work Order # 800089 (PBT2-204) (hereinafter “Change Order”) is made and entered into as of the date of last signature (hereinafter “Effective Date”) by and between Prana Biotechnology Limited (hereinafter “Sponsor”) with an office located at Level 2, 369 Royal Parade, Parkville, VIC 3052, Australia and INC Research Australia Pty Limited, together with its parent company, subsidiaries and legal affiliates (hereinafter “INC Research”) with offices located at 159 Port Road Hindmarsh, SA 5007, Australia.

RECITALS

WHEREAS, Sponsor and INC Research have entered into Work Order # 800089 hereinafter “Agreement”) to perform Services for Protocol PBT2-204 for study entitled: Randomised, Double-blind, Placebo-controlled, Parallel-group, Phase 2 Study to Evaluate the Effect of One Dose of PBT2 (250mg daily) for 52 Weeks on Aβ Deposition in the Brains of Patients with Mild Alzheimer’s Disease Compared to Placebo and to Evaluate the Safety and Tolerability of PBT2 (250mg dally) for 52 Weeks in Patients with Mild Alzheimer’s Disease (hereinafter “Study”), which was signed by Sponsor and INC Research on 18th April 2012 and

WHEREAS, during the course of the performance of the Study, Sponsor and INC Research have identified changes In assumptions; and

WHEREAS, Sponsor desires to retain additional services from INC Research and INC Research desires to supply such services to Sponsor under the terms and conditions set forth herein; and

WHEREAS, Sponsor and INC Research agree that all other terms and conditions of the Agreement shall remain in full force and effect, unless specifically agreed otherwise in this Change Order; and

WHEREAS, Sponsor and INC Research agree that the services and costs covered by this Change Order are additional to the services and costs covered by the Agreement and previous Change Orders;

NOW THEREFORE, subject to the terms, conditions and covenants hereinafter set forth, INC Research and Sponsor agree as follows:

SECTION I: CHANGES IN SCOPE

This section contains an overview of the changes in assumptions, timelines, and revision in Scope of services. In summary, this Change Order mainly reflects the following changes:

Services
●     Case Report Form (CRF) version#2 update
●     Database update and testing due to CRF version# 2 update
●     Edit Checks update and testing due to CRF version#2 update

The parties hereby agree the total cost associated with this Change Order is AUD $1,440

INC Research Australia Pty Limited – 800089	INC Research, LLC – CONFIDENTIAL
Prana PBT2-204, Change Order #4 version 1

SECTION II: COSTS OVERVIEW

The additional deliverables and tasks performed by INC Research are specified in Attachment A. This Attachment includes an overview of the total prices of deliverables in the original agreement and previous change orders, and an overview of the additional total prices of the new deliverables and services. The total amount of all contracted deliverables (original agreement including all change orders) is shown in Attachment A.

A summary of both direct and indirect costs related to the original agreement and all changes In scope as occurred is provided in the table below:

	***	***	***	***
Original Contract	18th April 2012	$353,588.00	$10,000.00	$363,588.00
Change Order #1	19th July 2012	$30,398.00	$2,990.00	$33,388.00
Change Order # 2	29th July 2013	$322,360.00	$8,420.00	$330,780.00
Change Order #3	18 March 2014	$193,291.00	$0.00	$193,291.00
Change Order #4	Upon Execution	$1,440.00	$0,00	$1,440.00
Total Contract Value		$901,077.00	$21,410.00	$922,487.00

SECTION III: REVISED PAYMENT TERMS

INC will Invoice the Sponsor for Data Management, Statistics and Medical Writing Direct costs according to the following schedule:

●	Execution of Agreement	-	Invoiced AUD $36,827.00 from original WO
●	Database Complete	-	Invoiced AUD $36,827.00 from original WO

New contract total for Data Management, Statistics and Medical Writing Direct costs = AUD $531,686.00, less total already invoiced = AUD $73,654.00. New total to be invoiced = AUD $458,032.00

●	50% Data Entered	-	25% of new total = AUD $114,508.00
●	100% Data Entered	-	25% of new total = AUD $114,508.00
●	Database lock	-	25% of new total = AUD $114,508.00
●	1st Draft 1st Study Report	-	15% of new total = AUD $68,704.80
●	1st Draft 2nd Study Report	-	5% of new total = AUD $22,901.60
●	Final Study Report	-	5% of new total = AUD $22,901.60

INC Research Australia Pty Limited – 800089	INC Research, LLC – CONFIDENTIAL
Prana PBT2-204, Change Order #4 version 1

SIGNATURE

COUNTERPARTS. This Change Order may be signed in counterparts and said counterparts shall be treated as though signed as one document. The parties acknowledge legal validity of facsimile, portable document format or other commercially acceptable electronic exchange of copies of the documents, which are essential for Change Order execution. A party which uses a facsimile, portable document format or other commercially acceptable electronic exchange copy of an authorized person’s signature in the documents guaranties its authenticity.

IN WITNESS WHEREOF, the undersigned have caused this Change Order to be executed by a duly authorized individual on behalf of each requisite party effective as of the day and year last written below.

Prana Biotechnology Limited		INC Research Australia Pty Limited

Signature By:	GEOFFREY KEMPLER	Signature By:	David Fuller
Name (print)		Name (print)	Senior Vice President Clinical Development
Title	CEO	Title	11th July 2014
Date	1st July 2014	Date

INC Research Australia Pty Limited – 800089	INC Research, LLC – CONFIDENTIAL
Prana PBT2-204, Change Order #4 version 1

Revised Total Budget

***	***	***	***	***	***	***	***	***	***	***	***
Study Start Up/***
Study Training/ Internal Kick Off Meeting	***Protocol, IB, CRF, procedures etc.	1080	1.00	0.00	0.00		1,080	0	0
Study Training	*** etc	840	1.00	0.00	0.00		540	0	0
Study Training on Protocol Amendment	*** etc	270	0.00	2.00	0.00		0	540	0
Study Trainig on Protocol Amendment	*** etc	310	0.00	1.00	0.00		0	310	0
Essential document collection	Creuton, Collection and tracloting	1350	6.00	400	0.00		6,750	5,400	0
Study Manual/Monitoring Manual Development		3100	1:00	0.00	0.00		3,100	0	0
Study Files	Set up of study master files and Investigator *he files	720	1.00	1.00	0.00		720	720	0
File Management	per month	283	24.00	0.00	0.00		6,787	0	0
File Management - 2 new sites	per month from August 2012	283	14.00	0.00	0.00		3,959	0	0
File Management - 4 sites	per month from October 2013	377	0.00	14.00	0.00		0	6,279	0
					Subtotal		22,837	12,249	0		***
***
Teleconference participation	25 x 1 hour Telecon, 1 CRAs	138	26.00	0.00	0.00		3,450	0	0
Teleconference participation	16 x monthly hour Telecon, 1 CRA	138	16.00	0.00	0.00		2,208	0	0
Teleconference participation	24 x *** 1 hour Telecon, 2 CRAs.	276	0.00	24.00	0.00		0	6,624	0
Teleconference participation	24 x *** 1 hour Telecon, 1 PM	155	0.00	24.00	0.00		0	3,720	0
					Subtotal		5,654	10,344			$16,002
***
Preparation of Presentations	Trident & Customer shared responsibilty	1620	1.00	0.00	0.00		1,820	0	0
Attendance	*** 1 day meeting, 1. CRA	1080	1.00	0,00	0.00		1,080	0	0
							2,760	0	0		$2,700
Site Visits
Sutdy Initiation	Incl. prop, travel, on-site, reporting & follow-up	1620	5.00	0.00	0.00		8,100	0	0
Study Initiation	Incl. prop, travel, on-site, reporting & follow-up	1080	0.00	2.00	0.00		0	2,160	0
Monitoring Visits (1 Day visits)	Incl. prop, travel, 1 day on-site, reporting & follow-up 4 visits/site	1932	20.00	24.00	0.00		38,640	46,366	0
Monitoring visits (2 Day visits)	Incl. prop, travel, 2 day’s on-site, reporting & follow-up 3 visits/site	3174	15.00	10.00	0.00		47,610	31,740	0
Closeout visits	Incl. prop, travel, on-site, reporting & follow-up	2070	5.00	0.00	0.00		10,350	0	0
Closeout visits	Incl. prep, travel, on-site, reporting & follow-up	1656	0.00	4.00	0.00		0	6,824	0
					Subtotal		164,700	***	0		$101,502
Site Management

Site Management (October 2011 -Nov 2011)	1 site	593	2.00	0.00	0.00		1,187	0	0
Site Management (Dec 2011 - May 2012)	2 sites	1187	6.00	0.00	0.00		7,121	0	0
Site Management (June 2012- July 2013)	3 sites	1780	14.00	0.00	0.00		24,923	0	0
Site Management August 2012 - July 2013)	per month - 2 new sites	1187	12.00	0.00	0.00		14,242	0	0
Site Management (August 2013 - September 2013)	3 sites	828	2.00	0.00	0.00		1,858	0	0
Site Management (August 2013 - September 2013)	per month - 2 now sites	552	2.00	0.00	0.00		1,104	0	0
Site Management (October 2013 - November 2014)	per month - 4sites	2208	0.00	14,00	0.00		0	30,912	0
Management/Supervision	per month	340	24.00	14.00	0.00		8,160	4,760	0
					Subtotal		***	35,672	0		***
***
*** and Set up		1280	1.00				1,280
Study Completion	*** and client correspondance	501	1.00				501
Study administration (first 8 months)	Correspondence, tracking, client, vision, filing	160	6.00				960
Prana Biotectnology Limited. *** (XXXX - XXXX)	Correspondence, tracking, client vision, filling	83	15.00				1,238

INCR Project Code: 800089	INC Research, LLC - CONFIDENTIAL	1

Revised Total Budget

***	***	***	***	***	***	***	***	***	***	***	***
Safety Administration	Incl. set up, maintenance and completion activities	3979	1.00	0.00	0.00		3,979	0	0
Safaty Administration	Study Extension	83	0.00	14.00	0.00		0	1,155	0
Initial Receipt and handing SAEs	All events - assume 1 SAE	330	1.00	10.00	0.00		330	3,300	0
Medical Review of SAEs and Narrative creation	Optional as required	838	0.00	10.00	0.00		0	8,380	0
Reporting to local Authorities	Assume 1 Reportable events	680	1.00	10.00	0.00		560	6,600	0
Follow up of SAEs	Assume 2 hours/Follow-up/SAE, 1 Follow ups.	330	1.00	10.00	0.00		330	3,300	0
Investigator Notification Latters	properstion and oversight	185	1.00	10.00	0.00		165	1,650	0
					Subtotal		5,464	24,385	0		***
***
CRF Design	25 unique pages. 60 pages of CRF and 11 pages of questionsite 91 Total pages One print run.	14,520	1.00	0.00	0.00		14,520	0	0
CRF Design	CRF design guidelines	85	0.00	0.00	18.00		0	0	1,360
CRF Design	Edits and revisions for version 2	120	0.00	0.00	18.00		0	0	1,820
CRF design update to version 2.0	Update to version 2	120				4.00				480
CRF Design (extension)	80 pages of CRF (70 on average entered ). One print run.	2834	0.00	1.00	0.00		0	2,834	0
Datebase design and build		463	25.00	0.00	0.00		11,563	0	0
Database design and build (extension)		57	0.00	25.00	0.00		0	1,428	0
Database update and testing per V2 of the CRFs	Update to version 2	120				4.00				480
Edit Checks updete. end testing per V2 of the CRFs	Update to version 3	120				4.00				480
Database/ Consistance Check programning		53	208.25	0.00	0.00		11,114	0	0
Database /Consistancy Check programming	Datebase and edit check programaning in support of version 2	120	0.00	0.00	24.00		0	0	2,880
Database / Consistancy Check programming (extension)		33	0.00	202.00	0.00		0	6,676	0
Data Validation Manual / Date Management Plan		3400	1.00	0.00	0.00		3,400	0	0
Date Validation Manual/ Date Management		1664	0.00	1.00	0.00		0	1,664	0
Data entry	Double Data Entry 40 patterns x 80 CRF pages plus 40 x 11 questionaires 3640 total pages. Cost per extra pages=5.87	6	3640.00	0.00	294.00		21,385	0	1,727
Data entry (extension)	Double Data Entry 33 patients X TO entered CRF pages 231D total pages. Coat oar extra pages=$6.28	6	0.00	2310.00	0.00		0	14,453	0
Medical Coding	MedDRA - AE. WHO - Drug	6	800.00	0.00	0.00		5,036	0	0
Medical Coding (extension)	MedDRA - AE. WHO - Drug	7	0.00	680.00	0.00		0	4,600	0
Data Clearing /Monitoring	3200. CRF pages. Cost per. extra pages=$5.10 224 Queries. Cost per extra quaery=$42.50	29617	1.00	0.00	0.00		29.617	0	0
Data Cleaning / Monitoring	Additional pages cleaned/montored	5.10	0.00	0.00	734.00		0	0	3,743
Data Clearing / Monitoring	Additional queries raised	42.50	0.00	0.00	846.00		0	0	27,455
Data Clearing Monitoring (Externsion)	2310 CRF pages. Cost per em page=$7.00 182 Queries. Cost per extra query=$52.00	28270	0.00	1.00	0.00		0	26,270	0
Quality Control	10% of all patiemts 100% of all critical data (15% critical / 85% non critical)	2.95	811,40	0.00	0.00		***	0	0
Quality Control	Additional Safety Lab QC Programming	120	0.00	0.00	4.00		0	0	480
Quality Control	Additional Safety Lab QC(pages)	2.81	0.00	0.00	91.00		0	0	256
Quality Control (extension)	10% of all patients, 100% of all critical data (15% critical / 85% non critical)	3.34	0.00	543,00	0.00		0	1,313	0
Import laboratory data	1 central lab.	3680	1.00	0.00	0.00		3,680	0	0
***	2 biomarker labs - programming	120	0.00	0.00	***		0	0	720
***	2 biomarker labs - data review	85	0.00	0.00	***		0	0	910

INCR Project Code: 800089	INC Research, LLC - CONFIDENTIAL	2

Revised Total Budget

***	***	***	***	***	***	***	***	***	***	***	***
Import laboratory data (extension)	1 central lab. Import and review.	3182	0.00	1.00	0.00		0	3,182	0
Data exports	Assume 2 exports	360	2.00	0.00	0.00		720	0	0
Data exports (extension)	Assume 2 exports	327	0.00	2.00	0.00		0	854	0
Database maintenance	Study Duration = 18 months	240	18.00	0.00	0.00		4,320	0	0
Database maintenance (extension)	Study Duration = 18 months	218	0.00	18.00	0.00		0	3,934	0
DM & Statistics - Project Management	Client meetings & corresp. DM metrics, 1hrs/month x 18 months	120	18.00	0.00	0.00		1,530	0	0
DM & Statistics - Project Management	Client meetings & corresp. DM metrics, 1hrs/month x 18 months	104	0.00	18.00	0.00		0	1,872	0
Input to protocol	Text and sample size calcualtion / power	200	4.00	0.00	0.00		800	0	0
Generation of Randomisation schedule	extra envelope $12.50	1175	1.00	0.00	0.00		1,175	0	0
Statistical Analysis Plan	Includes text and tables and listing shells	5840	1.00	0.00	0.00		5,840	0	0
Statistical Analysis Plan	Additional hours to cover expansion of analysis. Includes discussion, editing, additional text additional tables and listing shells.	200	0.00	0.00	116.00		0	0	23,200
Statistical Analysis Plan	Adaption of SAP for entension and comoined analysis. Includes text plus table & listing shells	6072	0.00	1.00	0.00		0	6,072	0
Analysis populations	Definition of populations	1600	1.00	0.00	0.00		1,600	0	0
(extension) Analysis populations	Populations	1600	0.00	1.00	0.00		0	1,600	0
Analysis ***	Specification, Programming & QC	4800	1.00	0.00	0.00		4,800	0	0
Analysis ***	Additional analysis *** to support increased analysis	600	0.00	0.00	14.00		0	0	8,400
Analysis *** (extension)	Specification, Programming & QC	3936	0.00	1.00	0.00		0	3,936	0
Production of Tables & Listings	15 Unique tables, Cost per extra $720 20 Repeat tables. Cost per extra $240 0 Figures. Cost per extra $420 35 Listings. Cost per extra $300	26100	1.00	0.00	0.00		26,100	0	0
Production of Tables & Listings	22 Unique tables. Cost per extra $720 70 Report tables. Cost per extra $240 0 Figures. Cost per extra $420 40 Listings. Cost per extra $300	44640	0.00	0.00	1.00		0	0	44,640
Production of Tables & Listings (extension)	2 Uniques tables. Cost per extra $720 68 Repeat tables. Cost per extra $240 0 Figures. Cost per extra $420 35 Listings. Cost per extra $300	38622	0.00	1.00	0.00		0	38,622	0
Statistical Analysis	10 analysis endpoints. Cost per extra $400	400	10.00	0.00	190.00		4,000	0	76,000
Statistical Analysis (extension)	10 analysis endpoints. Cost per extra $424	424	0.00	10.00	0.00		0	4,240	0
Provision of *** to DSMB	Assumes interim running and QC of 6 TFLs In row Programming Tables and ***.	960	3.00	0.00	0.00		2,880	0	0
Provision of *** to DSMB (extension)	Assumes provisional excel spredsheets and graphed laboratory values	1312	0.00	3.00	0.00		0	3,936	0
Input to Final report	Text for inclusion in study report	2400	1.00	0.00	0.00		2,400	0	0
Input to Final report (extension)	Text for inclusion in study report	2544	0.00	1.00	0.00		0	2,544	0
					Subtotal		158,369	130,321	193,291	***	$483,822
Medical/Writing/(Optional)
Clinical study report (CSR)		22497	1.00	1.00	0.00		22,497	22,497	0
QA review of CSR	Optional for Client	2769	1.00	0.00	0.00		2,769	0	0
					Subtotal		25,288	22,497	0		$47,763

					TOTAL		***	***	183,231	***	***

Prana Biotechnology Limited Protocol #: PBT2-204 INCR Project Code: 800089	INC Research, LLC - CONFIDENTIAL	3

***	***	***	***	***	***	***	***	***	***	***
Site Visits
Other Site visit Costs	Pariding/tolls/meals and incidentals for site visits	$50/day	60.00	50.00	3,000	2,500	0	0
				Subtotal	3,000	***	0	0	$5,500	$5,610
General Expenses

General Expenses - Couriers, Postage, Telecommunications, Copying; stationary (files)	$70/site/month, 3 sites for 25 months	$210/month	25	0.00	5,250	0	0	0

General Expenses - Couriers, Postage, Telecommunications, Copying, stationery (files)	$70/site/month, 2 new sites for 16 months	$140/month	16	0.00	2,240	0	0	0

General Expenses - Couriers, Postage, Telecommunications, Copying, stationery (files)	$70/site/month, 4 sites for 14 months	$280/month	0	14.00	0	3,920	0	0
CRF Printing		$2,500	1	1.00	2,500	2,000	0	0
				Subtotal	***	***	0	0	$15,919	$16,228

				TOTAL	12,990	5,420	0	0	$21,410	$21,833

Prana Biotechnology Limited Protocol #: PBT2-204 INCR Project Code: 800089	INC Research, LLC - CONFIDENTIAL	1